UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2025

KKR & CO. INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34820	88-1203639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Hudson Yards New York, New York	10001
(Address of principal executive offices)	(Zip Code)

 (212) 750-8300
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	KKR	New York Stock Exchange
6.25% Series D Mandatory Convertible Preferred Stock	KKR PR D	New York Stock Exchange
4.625% Subordinated Notes due 2061 of KKR Group Finance Co. IX LLC	KKRS	New York Stock Exchange
6.875% Subordinated Notes due 2065	KKRT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (Sec.230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Sec.240.12b-2 of this chapter).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth below under Item 2.03 of this Report on Form 8-K is hereby incorporated by reference into this Item 1.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 7, 2025, KKR & Co. Inc. (the “Issuer”) completed the offering of $900,000,000 aggregate principal amount of its 5.100% Senior Notes due 2035 (the “Notes”). The Notes are guaranteed by KKR Group Partnership L.P., a subsidiary of the Issuer (the “Guarantor”). The Notes were issued pursuant to an indenture (the “Base Indenture”) dated May 28, 2025 between the Issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by a second supplemental indenture, dated August 7, 2025 (the “Second Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Guarantor and the Trustee.

The Notes bear interest at a rate of 5.100% per annum and will mature on August 7, 2035 unless earlier redeemed. Interest on the Notes accrues from August 7, 2025 and is payable semi-annually in arrears on February 7 and August 7 of each year, commencing on February 7, 2026 and ending on the maturity date. The Notes are unsecured and unsubordinated obligations of the Issuer. The Notes are fully and unconditionally guaranteed (the “Guarantee”), on an unsubordinated unsecured basis, by the Guarantor.

The Indenture includes covenants, including limitations on the Issuer’s and the Guarantor’s ability to, subject to exceptions, incur indebtedness secured by liens on voting stock or profit participating equity interests of their subsidiaries or merge, consolidate or sell, transfer or convey all or substantially all of their assets. The Indenture also provides for events of default and further provides that the Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Notes may declare the Notes immediately due and payable upon the occurrence and during the continuance of any event of default after expiration of any applicable grace period. In the case of specified events of bankruptcy, insolvency, receivership or reorganization, the principal amount of the Notes and any accrued and unpaid interest on the Notes automatically become due and payable. Prior to May 7, 2035 (three months prior to the maturity date of the Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at the make-whole redemption price set forth in the Notes. On or after May 7, 2035 (three months prior to the maturity date of the Notes), the Notes may be redeemed at the Issuer’s option in whole or in part, at any time and from time to time, at par plus any accrued and unpaid interest on the Notes redeemed to, but not including, the date of redemption. If a change of control repurchase event (as defined in the Indenture) occurs, the Issuer must offer to repurchase the Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of the Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to, but not including, the date of repurchase.

The preceding is a summary of the terms of the Base Indenture, the Second Supplemental Indenture and the form of the Notes, and is qualified in its entirety by reference to the Base Indenture filed as Exhibit 4.1 to this report, the Second Supplemental Indenture filed as Exhibit 4.2 to this report, and the form of the Notes filed as Exhibit 4.3 to this report and incorporated herein by reference as though they were fully set forth herein.

Item 8.01	Other Events.

On August 4, 2025, the Issuer and the Guarantor entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., KKR Capital Markets LLC and UBS Securities LLC, as representatives of the underwriters (collectively, the “Underwriters”), to issue and sell the Notes. The Underwriting Agreement contains certain customary representations, warranties and agreements by the Issuer and the Guarantor, including indemnification of the Underwriters.

The Notes were issued pursuant to a registration statement on Form S-3 (Registration No. 333-279233) and a related prospectus dated May 8, 2024, including the related prospectus supplement dated August 4, 2025 and filed with the Securities and Exchange Commission. The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit.

Copies of the opinions of Simpson Thacher & Bartlett LLP and the Maples Group, counsel to the Issuer and the Guarantor, relating to the legality of the Notes and the Guarantee are filed as Exhibits 5.1 and 5.2 hereto, respectively.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following documents are herewith filed or furnished as exhibits to this Current Report on Form 8-K:

Exhibit No.	Exhibit Description
1.1
Underwriting Agreement dated as of August 4, 2025 among the Issuer, the Guarantor and Morgan Stanley & Co. LLC, Goldman Sachs & Co. LLC, HSBC Securities (USA) Inc., KKR Capital Markets LLC and UBS Securities LLC, as representatives of the Underwriters.

4.1	Indenture dated as of May 28, 2025 between the Issuer and the Trustee (incorporated by reference to Exhibit 4.1 to the KKR & Co. Inc. Current Report on Form 8-K filed on May 28, 2025).
4.2	Second Supplemental Indenture dated as of August 7, 2025 among the Issuer, the Guarantor and the Trustee.
4.3	Form of 5.100% Senior Note due 2035 (included in Exhibit 4.2 hereto).
5.1	Opinion of Simpson Thacher & Bartlett LLP.
5.2	Opinion of the Maples Group.
104	Cover Page Interactive Data File, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KKR & CO. INC.

Date: August 7, 2025	By:	/s/ Christopher Lee
	Name:	Christopher Lee
	Title:	Secretary